UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 6, 2016 (July 5, 2016)

WesBanco, Inc.
 (Exact name of registrant as specified in its charter)

West Virginia	000-08467	55-0571723
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

1 Bank Plaza, Wheeling, WV	26003
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code       (304) 234-9000

Former name or former address, if changed since last report  Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☑Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition

WesBanco, Inc. issued a press release announcing that the Company's financial results for the second quarter of 2016 will be released following the close of business on Tuesday, July 19, 2016. Management will also host a conference call to discuss the Company's financial results for the second quarter of 2016 on Wednesday, July 20, 2016 at 1:00 p.m. ET.

The press release is attached as Exhibit 99.1 to this report.

Additional Information About the Merger and Where to Find It
In connection with the proposed Merger, WesBanco filed with the SEC a Registration Statement on Form S-4 that includes a Proxy Statement of Your Community Bankshares, Inc. ("YCB") and a Prospectus of WesBanco, as well as other relevant documents concerning the proposed transaction. SHAREHOLDERS OF YCB AND OTHER INTERESTED PARTIES ARE URGED TO READ THE REGISTRATION STATEMENT AND THE PROXY STATEMENT/PROSPECTUS REGARDING THE MERGER AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. The Proxy Statement/Prospectus will be mailed to shareholders of YCB prior to the YCB shareholder meeting, which has not yet been scheduled. In addition, the Registration Statement on Form S-4, which includes the Proxy Statements/Prospectus, and other related documents filed by WesBanco or YCB with the SEC may be obtained for free at the SEC's website at http://www.sec.gov, on the NASDAQ website at http://www.nasdaq.com and from either WesBanco's or YCB's website at http://www.wesbanco.com or http://www.yourcommunitybank.com, respectively.
Participants in the Solicitation
WesBanco and YCB and their respective executive officers and directors may be deemed to be participants in the solicitation of proxies from the shareholders of YCB in connection with the proposed Merger. Information about the directors and executive officers of WesBanco is set forth in the proxy statement for WesBanco's 2016 annual meeting of shareholders, as filed with the SEC on March 11, 2016. Information about the directors and executive officers of YCB is set forth in the proxy statement for YCB's 2016 annual meeting of shareholders, as filed with the SEC on April 7, 2016. Information about any other persons who may, under the rules of the SEC, be considered participants in the solicitation of YCB shareholders in connection with the proposed Merger are included in the Proxy Statement/Prospectus. You can obtain free copies of these documents from the SEC, WesBanco or YCB using the website information above. This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.
YCB SHAREHOLDERS ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS CAREFULLY WHEN IT BECOMES AVAILABLE BEFORE MAKING ANY VOTING OR INVESTMENT DECISIONS WITH RESPECT TO THE PROPOSED MERGER.

Item 9.01 Financial Statements and Exhibits

d)	Exhibits – 99.1 - Press release announcing the scheduled release of second quarter 2016 earnings and conference call.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WesBanco, Inc.
(Registrant)

Date: July 6, 2016	/s/ Robert H. Young
Robert H. Young
Executive Vice President and Chief Financial Officer